                                                                    EXHIBIT 4.14


                                AMENDMENT NO. 12


        THIS AMENDMENT NO. 12, dated as of June 30, 2001 (the "Amendment") relating to the Credit Agreement referenced below, by and among NATIONAL MEDICAL CARE, INC., a Delaware corporation, certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, and BANK OF AMERICA, N.A., (formerly known as NationsBank, N.A), as Paying Agent for and on behalf of the Lenders. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

        WHEREAS, a $2.5 billion credit facility has been extended to National Medical Care, Inc. and certain subsidiaries and affiliates pursuant to the terms of that Credit Agreement dated as of September 27, 1996 (as amended and modified, the "Credit Agreement") among National Medical Care, Inc., the other Borrowers, Guarantors and the Lenders identified therein, and NationsBank, N.A., as Paying Agent.

        WHEREAS, the Company has requested the modification of certain covenants and certain other changes to the Credit Agreement more fully set forth herein;

        WHEREAS, the requested consents and modifications described herein require the consent of the Required Lenders; and

        WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Paying Agent to enter into this Amendment on their behalf to give effect to this Amendment.

        NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Credit Agreement is amended and modified in the following respects:

                1.1 Section 8.1 is hereby amended by deleting clause (f) therefrom in its entirety and substituting the following clause in its place as a new clause (f):

                        (f) in addition to other Indebtedness permitted by this Section 8.1,

                                (A) other Funded Debt of Holdings and its Foreign Subsidiaries in an aggregate amount not to exceed $200 million (or the approximate Dollar Equivalent thereof on the date on which the amount thereof is fixed, to the extent that any such Indebtedness is issued in Foreign Currency) and

                                (B) other Funded Debt of Holdings and its Foreign Subsidiaries in an aggregate amount not to exceed $400 million at any time outstanding;

                provided, however that (i) neither the Company nor any of its Subsidiaries shall have any obligation with respect to any such Funded Debt; (ii) no more than $50 million of the Funded Debt permitted by subclause (B) may be incurred, created or assumed by

                Holdings (except as a Guaranty Obligation) and (iii) no more than $250 million in aggregate principal amount of Funded Debt permitted by subclause (B) may be guaranteed by Holdings.

                1.2     Section 8.1 is hereby further amended by deleting clause
        (j) therefrom in its entirety and inserting the following in its place:

                        (j) [INTENTIONALLY OMITTED];

                1.3 Section 8.4(d) is hereby amended by deleting the reference to "$400,000,000" in subclause (B) thereof and inserting a reference to "$600 million" in its place.

                1.4 It is hereby understood and agreed that the acquisition by Holdings and its Subsidiaries of Everest Healthcare Services Corporation on January 5, 2001 shall be deemed to have occurred in calendar year 2000 for purposes of Section 8.4(d), as a permitted use of the proceeds of the Equity Transactions occurring during 2000, as contemplated by Amendment No. 10 to the Credit Agreement.

        2. The Lenders hereby waive compliance with the provisions of the Credit Agreement as in effect before the execution and delivery of this Amendment to the extent, and only to the extent, that any transaction or action of any member of the Consolidated Group have been consented to hereby or would have been permitted by the provisions of the Credit Agreement, as amended hereby.

        3. The effectiveness of this Amendment is subject to receipt by the Paying Agent of the following:

                (i) copies of this Amendment executed by the Company and the other members of the Consolidated Group identified on the signature pages hereto,

                (ii)    the consent of the Required Lenders; and

                (iii) an amendment fee in an amount equal to seven and one-half basis points (0.075%) of the aggregate amount of Commitments held by the Lenders consenting to this Amendment for the ratable benefit of such consenting Lenders.

        4. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

        5. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

        6. The Company agrees to pay all reasonable costs and expenses of the Paying Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

        7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and its shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        8. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:                      NATIONAL MEDICAL CARE, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE AG

                           By
                             ---------------------------------
                           Name:
                           Title:

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NMC DO BRASIL LTDA.,
                           a Brazil corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NATIONAL MEDICAL CARE OF SPAIN, S.A.,
                           a Spanish corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NATIONAL MEDICAL CARE OF TAIWAN, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NMC CENTRO MEDICO NACIONAL, LDA.,
                           a Portuguese corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE ARGENTINA, S.A.,
                           as successor by merger to
                           NMC DE ARGENTINA, S.A.,
                           an Argentine corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS USA, INC.,
                           a Massachusetts corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE GROUPE FRANCE
                           (formerly known as Fresenius Groupe France S.A.), a French corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE HOLDING, S.p.A.,
                           an Italian corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE ESPANA S.A.,
                           a Spanish corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE MAGYAROSZA KfG,
                           a Hungarian corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF INDIANA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF LOUISIANA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF
                             MASSACHUSETTS, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF
                             NORTH CAROLINA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF OHIO, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF
                             SOUTH CAROLINA, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.

                           By:
                              ---------------------------------
                           Name:
                           Title:

                           LIFECHEM, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

GUARANTORS:                FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                           a New York corporation formerly known as WRG-NY

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NATIONAL MEDICAL CARE, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           BIO-MEDICAL APPLICATIONS MANAGEMENT CO.,
                           INC., a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE AG,
                           a German corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS USA, INC.,
                           a Massachusetts corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE DEUTSCHLAND
                           GmbH, a German corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS MEDICAL CARE GROUPE FRANCE, a
                           French corporation (formerly known as
                           Fresenius Groupe France S.A.)

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FRESENIUS SECURITIES, INC.,
                           a California corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           NEOMEDICA, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FMC FINANCE S.A.,
                           a Luxembourg corporation

                           By
                             ---------------------------------
                           Name:
                           Title:

                           FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                           a Luxembourg corporation

                           By
                             ---------------------------------
                           Name:
                           Title:


                           QCI HOLDINGS, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:


                           SRC HOLDINGS, INC.,
                           a Delaware corporation

                           By
                             ---------------------------------
                           Name:
                           Title:



PAYING AGENT:              BANK OF AMERICA, N.A. (formerly known as NationsBank,
                           N.A.), as Paying Agent for and on behalf of the Lenders

                           By
                             ---------------------------------
                           Name:
                           Title:

                           CONSENT TO AMENDMENT NO. 12


Bank of America, N.A. (formerly known as NationsBank, N.A.), as Paying Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Attn:  James D. Young, Agency Services

        Re: Credit Agreement dated as of September 27, 1996 (as amended and modified, the "Credit Agreement") among National Medical Care, Inc., the other Borrowers, Guarantors and Lenders identified therein and NationsBank, N.A. (now known as Bank of America, N.A.), as Paying Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                Amendment No. 12 dated June 30, 2001 (the "Subject Amendment") relating to the Credit Agreement

Ladies and Gentlemen:

        This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Paying Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that Company and the other Credit Parties may rely on such authorization.

                                            Sincerely,



                                            -----------------------------
                                                   [Name of Lender]

                                            By:
                                               --------------------------
                                            Name:
                                            Title: